UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 19, 2008

Vision Acquisition II, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-52732	16-1779003
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

c/o Vision Capital Advisors, LLC, 20 West 55th Street, 5th Floor, New York, NY 10019
(Address of principal executive offices)

Registrant’s telephone number, including area code (212) 849-8225

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFP 230.425)

☐	Soliciting material pursuant to Rule 14A-12 of the Exchange Act (17 CFR 240.14D-2(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 24, 2008, Vision Acquisition II, Inc. (the “Company”) commenced a private placement (the “Offering”) of shares (the “Shares”) of its common stock, par value $.0001 per share (the “Common Stock”) on a best efforts basis with expected gross proceeds of at least $8,000. The Company is offering a minimum (the “Minimum Offering”) of 40 investment units (the “Units”), each Unit consisting of 10,000 Shares at a per Unit price of $200. There is no maximum number of Units the Company may sell. The offering period during which the Company will accept subscriptions to purchase Shares (the “Offering Period”) commenced on March 24, 2008 and will continue until the earliest of: (i) in the discretion of the Company, the sale of the number of Units constituting at least the Minimum Offering; (ii) 60 days from March 24, 2008 (subject to extension by the Company and the Placement Agent (as defined below) for an additional 60 days); and (iii) the termination of the Offering Period by the Company and the Placement Agent. In connection with the Offering, the Company is expected to agree, subject to certain terms and conditions, to file a registration statement under the Securities Act of 1933, as amended (the "Securities Act") covering the resale of the Shares.

The Shares are expected to be issued to accredited investors under an exemption from the registration requirements of the Securities Act, and any investors would be prohibited from offering or selling the Shares purchased in the Offering in the absence of an effective registration statement or an applicable exemption from registration requirements.

In connection with the Offering, on March 19, 2008, the Company engaged a placement agent (the “Placement Agent”), pursuant to a placement agency agreement (the “Placement Agency Agreement”), a copy of which is attached hereto as Exhibit 10.1. Pursuant to the Placement Agency Agreement, in consideration of the Placement Agent serving as exclusive placement agent in connection with the Offering, the Company shall pay the Placement Agent a fee equal to 10% of the gross proceeds of the Offering and issue 285,000 shares of Common Stock at nominal consideration.

This Current Report on Form 8-K is issued pursuant to Rule 135c under the Securities Act and shall not constitute an offer to sell or the solicitation of an offer to buy the Shares, nor shall there be any sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state. Further, this Current Report on Form 8-K shall not be used for the purpose of conditioning the market in the United States for any of the Shares being offered, and the Shares being offered will not be and have not been registered under the Securities Act and may not be sold in the United States absent a registration or an applicable exemption from registration requirements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits: The following exhibits are filed as part of this report:

Exhibit
Number	Description
10.1	Placement Agency Agreement dated March 19, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISION ACQUISITION II, INC.

Date: March 24, 2008	By:	/s/ Antti William Uusiheimala
Antti William Uusiheimala
President